Exhibit 99.1

February 2016 Investor Presentation

1 Safe Harbor This Presentation contains statements that, to the extent they are not recitations of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from those forecast due to the impact of many factors beyond the control of the Company. All forward looking statements included in this Presentation are made only as of the date of this Presentation and are subject to change without notice. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the Company’s periodic reports filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. The Company disclaims any obligation to update its forward looking statements unless required by law.

2 Introduction & Macro Overview

3 Historically High Relative Yield Strongest Balance Sheet Highly Scalable Platform Outperformed the S&P 500 by 346% Most Diversified: $2 Trillion Opportunity Largest mREIT in the World Annaly Capital Management, Inc. Size Strategy Yield Liquidity Operations Performance Source: Company filings as of Q3 2015. Market data as of January 29, 2015. (1)Economic leverage includes net TBA position. (2)Total stockholders’ equity divided by total assets. (3)Includes cost savings from Annaly externalization and management estimates of operating expense reductions related to other business rationalizations since July 2013. (4)Repurchases as of February 2, 2016 trade date. –Dividend Yield: 12.6% –Economic Leverage (1): 5.8x –Capital Ratio (2): 13.7% –Management Fee: 1.05% –Realized Cost Savings (3): ~$135mm –Repurchased $207.2mm of stock since Q4 2015 (4) –Total Return Since Inception: 528% –Agency –Commercial RE –Market Capitalization: $9 Billion –Total Assets: $75 Billion −Non-Agency −Commercial RE −Middle Market Lending Fixed Floating

4 We Are Not Surprised by the Increased Volatility in the Global Markets We anticipated slowing global growth, divergent monetary policies, impact of regulation and increased market volatility “In the past 12 months, since the Fed's balance sheet has remained flat, fiscal policy stagnant and revised tax policy nowhere to be found, these fundamental market and macroeconomic indicators not only continue to flash red but each measure has increased in volatility while deteriorating significantly. US and European yields have grinded anywhere from 15% to 40% lower, with 30% of European sovereign debt now having negative yields, around $1.9 trillion worth. Oil prices have continued to fall another 40% since this time last year. On a year-over-year basis, Chinese GDP growth is now below 7% for the first time since 1999. Last week's US GDP number was more than 30% lower than the revised level…” - Kevin Keyes, Q3 2015 Earnings Call (November 5, 2015) “…following three purchase programs that have brought the Fed’s balance sheet to $4.5 trillion, there are numerous red lights flashing in the global markets, including the 10-year US treasury that are flat to four years ago, European yields at the lowest they've been in hundreds of years, oil prices at a 3-year low, Chinese GDP growth at a 5-year low and the latest year quarterly GDP number… can easily be dissected as evidence of an underperforming business sector.” - Kevin Keyes, Q3 2014 Earnings Call (November 6, 2014) “U.S. rates are 100 basis points above the rest of the G7 countries and that puts downward pressure on our own interest rates and could lead to further flows into the U.S. market… But at the end of the day, our economy is doing rather well, particularly relative to Europe and Japan. And we are at a very different stage in the monetary policy cycle than those countries. So there's arguments to be made for lower rates and also arguments to be made for higher rates, and we have to think about all of those scenarios and manage the portfolio in a fashion that strikes the best balance.” - David Finkelstein, Q1 2015 Earnings Call (May 7, 2015) “During our earnings calls over the past few years, we have shared specific views on the cause and effects of QE, its muted impact on the global economic landscape, contrasted with the unprecedented influence it has had on almost every asset class and market for securities. We've also asserted our belief that the relative calm amidst this supply/demand liquidity imbalance was rapidly coming to an end in the form of a more consistent volatility, as global monetary policies diverge.” - Kevin Keyes, Q1 2015 Earnings Call (May 7, 2015) Source: Company Earnings Transcripts.

5 Source: DoubleLine, Bianco Research. Note: Gross Domestic Product (GDP) is the monetary value for all the finished goods and services produced within a given country. Slowing Global Growth World Growth Forecasts (GDP) 3.80% 3.70% 3.60% 3.50% 3.40% 3.30% 3.20% 3.10% 3.00% Sep 1, 14 Dec 1, 14 Mar 1, 15 Jun 1, 15 Sep 1, 15 Dec 1, 15

6 Source: Bloomberg. Market data represents S&P 500 as of January 29, 2016. With earnings growth negative for the first time since the crisis, valuations remain near decade highs Earnings “Recession” 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x (40%) (20%) 0% 20% 40% 60% 80% P/E Ratio EPS Growth EPS Growth Price Earnings Ratio 1/31/1998 1/31/1999 1/31/2000 1/31/2001 1/31/2002 1/31/2003 1/31/2004 1/31/2005 1/31/2006 1/31/2007 1/31/2008 1/31/2009 1/31/2010 1/31/2011 1/31/2012 1/31/2013 1/31/2014 1/31/2015 1/31/2016

7 China/EM Slowdown, Debt Burdens & Currency Devaluations EM Currency Collapse Source: Bloomberg. 0 1,000 2,000 3,000 4,000 5,000 6,000 20 40 60 80 100 120 140 1/2/2008 1/2/2009 1/2/2010 1/2/2011 1/2/2012 1/2/2013 1/2/2014 1/2/2015 1/2/2016 Index Price Currency vs USD Russian Ruble South African Rand Indian Rupee Brazilian Real Aussie Dollar Shanghai Composite Index (Right-Scale)

8 Oil and Commodity Collapse Signal Weakening Global Demand Commodity Prices (January 9, 1996 to January 11, 2016) Source: Bloomberg. Note: BCOM Commodity Index is calculated on an excess return basis and reflects commodity futures price movements with monthly rebalancing. You cannot invest directly in an index. 240 220 200 180 160 140 120 100 60 ‘96’97 ’98 ’99 ’00 02 03 04 05 06 07 08 09 10 11 12 13 14 15 75.8560 237.9531 129.2791 74.2411 Last Price High on 07/02/08 Average Low on 02/26/99

9 Global Monetary Policy Impacting Global Yields 10 Year Sovereign Yields Source: Bloomberg. Market data as of January 29, 2016. (1%) -- 1% 2% 3% 4% 5% 6% 7% 8% 1/25/2006 1/25/2007 1/25/2008 1/25/2009 1/25/2010 1/25/2011 1/25/2012 1/25/2013 1/25/2014 1/25/2015 Yield US UK Germany France Italy Spain Switzerland Japan

10 Source: Morgan Stanley, Bloomberg. * Eurodollar Future implied hiking path over the next 12 months, based on Morgan Stanley Market Implied Pace of Hikes (MSP0KE Index). Interest Rate Volatility Driven by Global Monetary Policy January 2016 saw medium and long-dated Treasury yields reverse 2015 Q4 increases Broad underperformance of risk assets amid oil supply glut, global growth concerns, low inflation outlook and currency volatility US economy has proven resilient, yet continued growth depends on the consumer amid slowing manufacturing sector Increased doubt that global central banks have necessary tools to support growth and spur inflation towards targets December 2015 Fed projections targeted four hikes for 2016, while market now prices less than one 0.96 0.00 0.50 1.00 1.50 2.00 2.50 3.00 09/01/15 10/16/15 11/30/15 01/14/16 Implied # of Hikes Sept '15 FOMC meeting Dec '15 FOMC meeting BoJ negative rate decision 42 -27 40 -43 23 -35 0 50 100 150 200 250 bps Jan 16 Change 9/30 Yield Level 2-year 5-year 10-year 9/30: 63bps 1/29: 77bps 9/30: 136bps 1/29: 133bps 9/30: 204bps 1/29: 192bps Q4 2015 Change Tale of 2 Quarters: Rates Rise in 2015 Q4 as Fed Hikes, Only to Reverse in January Market Now Prices Less than 1 Fed Hike* Divergence between domestic and global central banks is unlikely to allow the Fed achieve its target

11 Annaly’s Positioning

12 $1,744 $1,744 $1,616 $1,386 $1,194 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 2015 2016 2017 2018 2019 Portfolio ($bn) $718 $610 $519 $441 $441 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 2015 2016 2017 2018 2019 Portfolio ($bn) $2 Trillion Opportunity Annaly is positioned as a permanent capital solution for the redistribution of MBS, resi-credit and commercial real estate assets Federal Reserve(2) Fannie / Freddie(1) CRE Maturities & New Originations(3) Source: JPMorgan, Federal Reserve Flow of Funds Report, Trepp, Goldman Sachs and Mortgage Bankers Association. Analytics provided by The YieldBook Software. (1)Retained portfolios include both MBS and unsecuritized loans and represent 15% annual declines from 2015YE target of $718bn (10% below originally agreed upon target in Senior Preferred Stock Purchase Agreement). (2)Fed holdings and run off are projected assuming reinvestments continue until June 30, 2017. (3)CMBS Data from RSS as of July 13, 2015. (4)Mortgage Bankers Originations from MBA Commercial/Multifamily Real Estate Forecast from February 2015. GSE Run Off(1) $277bn Fed Run Off $550bn $354 $333 $352 $248 $194 $50 $100 $150 $200 $250 $300 $350 $400 $450 2015 2016 2017 2018 2019 Maturities ($bn) CRE Maturities $1.5tn New Originations(4) $1.7tn

13 Source: Bloomberg and Company filings. 2015 data as of Q3 2015. (1)Market Caps for 1998, 2005 and 2015 are as of December 31, 1998, December 30, 2005 and September 30, 2015, respectively. (2)GSE Credit Risk Sharing debt, Callable debt. 1998 2004 / 2005 2015 Key Takeaways Market Cap(1) $104mm $1.4bn $9.4bn Largest mREIT globally Asset Classes Agency MBS Agency MBS Agency MBS Resi Credit CRE Debt & Equity Corporate Debt More durable earnings and book value Agency Portfolio Mix 30% Fixed 30% Floating 40% ARMs 30%-40% Fixed / Floating 60%-70% ARMs 73% Spec Pools 18% Dollar Roll 4% ARMS 4% CMO/Derivatives 1% Other (2) Agency strategy has evolved over time to better manage various rate environments Hedge Instruments No explicit hedges used Barbelled portfolio No explicit hedges used Barbelled portfolio Pay Fixed/Receiver Swaps Treasuries EuroDollar Futures More hedging than ever Economic Leverage 10.0x 9.0 - 9.8x 5.8x Industry low leverage NIM 0.50% - 1.50% 0.70% - 1.70% 1.25% - 2.25% Reinvestment spreads remain attractive Annaly’s Evolution Annaly’s diversified platform is now built to manage various rate environments

14 Absolute Tightening Benign Relative to 2004 - 2006 Lower interest rate sensitivity due to diversification  Markets price flat curve at low levels similar to the 2004- 2006 rate hike cycle  However, Fed must be more measured in the pace of hikes given current low growth, low inflation scenario and international developments  Forward rates often price a curve slope much flatter than what is ultimately realized  Significant diversification of portfolio composition More conservative posturing today (~6x levered) relative to historical levels (9-10x during ‘04-’05)  Current valuation already reflects rate hike expectations – 1.4x BV before 2004 rate hike cycle commenced – Valuation currently reflects a selloff north of 200bps Agency 77% Commercial 14% Residential Credit 5% Middle Market Lending 4% Portfolio Better Positioned for Rate Hike Annaly Poised for Future Fed Policy Business Line Diversification – Up to 25% of equity base dedicated to credit businesses 0.00 0.50 1.00 1.50 2.00 2.50 3.00 0 5 10 15 20 25 30 Percent Swap Tenor Spot 2 years Forward 5 years Forward Forwards Continue to Price Flat Curve at Low Levels Source: Bloomberg.

15 Agency/Residential Commercial Middle Mkt Lending Financing Benefits & Considerations  Highly Liquid Repo Markets Term Repo Available FHLB Very Scalable Huge Market FHLB as Supplemental Funding Repo Supply Constraints  Securitization  Warehouse Lines  1st Mortgages  Note Sales  FHLB Stable EPS & BV Profile Better Market Valuation Long Lead Time  Credit Facilities  CLO Unique Economic View Stable Profile Idiosyncratic Risk Liquidity Very Strong Low to Moderate Moderate Benefits Higher Low to Moderate Low Fluctuates Fairly Stable Fairly Stable Income Stability BV Impact Capital Allocation Profile > 75% of Capital Up to 25% of Capital Balancing the liquidity of the Agency strategies with the durability of complementary credit strategies

Annaly's Diversification Expands Investment Breadth

Annaly has conservatively expanded credit platforms while avoiding operationally intense businesses with significant overhead

	Market Cap ($mm)	Agency MBS	Non-Agency	Resi Whole Loans	MSR / Servicing	CRE Debt	CRE Equity	Corporate Credit
Annaly Capital Management	**$9,004**	✓	✓			✓	✓	✓
Agency								
American Capital Agency	$5,914	✓						
CYS Investments	$1,067	✓						
Capstead Mortgage	$895	✓						
ARMOUR Residential REIT	$776	✓						
Hybrids								
Two Harbors Investment	$2,767	✓	✓	✓	✓	✓		
New Residential Investment	$2,625	✓	✓		✓			
MFA Financial	$2,352	✓	✓	✓				
Chimera Investment	$2,342	✓	✓			✓		
Invesco Mortgage Capital	$1,352	✓	✓	✓		✓		
Hatteras Financial	$1,186	✓	✓		✓			
PennyMac Mortgage Investment	$1,000	✓	✓		✓			
Redwood Trust	$884		✓	✓	✓	✓		
American Capital Mortgage	$652	✓	✓		✓			
New York Mortgage Trust	$530	✓	✓	✓		✓		

Source: Company filings as of Q3 2015. Market cap as of January 29, 2016. Includes Residential Mortgage REITs greater than $500mm in market value.
Note: CMO has $4mm of residential mortgage loans originated prior to 1995 when the Company operated a mortgage conduit.

16

Significant Funding Advantage

Annaly continues to have a variety of potential funding sources for each asset class in which the Company invests

	Agency	Resi Credit	CRE	MML
Potential Financing Source	▪ Repo ▪ Rcap Securities ▪ FHLB	▪ Repo ▪ FHLB	▪ Securitization ▪ Warehouse Lines ▪ 1st Mortgages ▪ Note Sales ▪ FHLB	▪ Credit Facilities ▪ CLO
Target Leverage	6.0x - 8.0x	2.0x – 3.0x	2.0x – 3.0x	0.5x – 1.5x
Commentary	▪ Maintain ample funding capacity with RCap Securities and the Street ▪ 5 year sunset for FHLB funding provides significant advantage over more dependent peers	▪ Significant appetite across the Street ▪ FHLB funding for certain asset classes remains attractive	▪ Able to attain non-recourse leverage via securitization market ▪ Credit facilities provide term leverage ▪ Note sales expand liquidity scope for institutional lending ▪ FHLB funding for certain asset classes remains attractive	▪ Portfolio generates attractive risk-adjusted yields on an unlevered basis ▪ Significant capacity exists for bank funding

17

Efficiency of Operating Model

Annaly Outperforms Internally and Externally Managed mREITs

- Since 2012, Annaly has significantly outperformed mREIT peers with respect to operating expenditures as a percentage of assets and as a percentage of equity
  - Annaly's average expense levels over the period are **65% lower** as a percentage of average assets and **47% lower** as a percentage of average equity
  - Annaly averaged 0.21% and 1.48%, respectively, while internally and externally managed mREIT peers averaged 0.60% and 2.81%

		2012	2013	2014	9/30/2015	Average
OpEx as % of Avg Assets	ANNALY	0.19%	0.22%	0.24%	0.19%	**0.21%**
	Internal Management	0.47%	0.76%	0.71%	0.49%	**0.61%**
	External Management	0.60%	0.56%	0.72%	0.53%	**0.60%**
		2012	2013	2014	9/30/2015	Average
OpEx as % of Avg Equity	ANNALY	1.45%	1.66%	1.61%	1.19%	**1.48%**
	Internal Management	2.47%	3.26%	3.37%	2.51%	**2.90%**
	External Management	2.17%	2.78%	3.50%	2.63%	**2.77%**

Source: Company Filings, SNL and Bloomberg. Averages are market weighted based on market capitalization as of December 31st of each respective year, unless otherwise specified. 2015 figures are not annualized.
Note: Peer group includes BBREMTG Index with market capitalization above $200mm as of the corresponding year end. Excludes companies during years in which they became public or first listed. Excludes Annaly.
Note: Operating Expense defined as the sum of Management Fees, Compensation & Benefits and General & Administrative Expenses. Reimbursements of the management fee are deducted from the management fee.

18

19 Industry Landscape & Performance

20 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 NLY AGNC STWD TWO NRZ MFA CIM BXMT NRF CLNY IVR HTS ARI CYS PMT CMO STAR RWT ARR MTGE NYMT ANH WMC AMTG ABR MITT RSO ACRE DX NCT RAS ORC ORM IMH ZFC EARN CHMI JMI BMNM ORGN VRTB Market Cap ($mm) Agency Hybrid Commercial Source: Bloomberg mREIT Index (BBREMTG Index). Data as of January 29, 2016. Total Market Cap: $50.4bn Market Cap Range # of Companies % of Total Market Cap Greater than $4bn 3 38.6% $2 - $4bn 6 29.0% $1 - $2bn 5 13.1% Less than $1bn 27 19.3% Annaly’s market cap is larger than that of the smallest 26 mREITs in aggregate Mortgage REIT Industry Landscape

21 – $2 $4 $6 $8 NLY Agency AGNC STWD NRF TWO NRZ CIM BXMT MFA ACREG CLNY IVR HTS LADR RWT PMT CYS STAR ARI CMO ARR MTGE NYMT WMC ANH RAS NLY Resi MITT AMTG RSO ACRE DX U ABR NCT ORC AJX IMH ORM CHMI EARN ZFC OAKS JMI BMNM VRTB ORGN Market Cap ($bn) Agency Hybrid Commercial Annaly Source: Bloomberg. Market data as of September 30, 2015. Note: Annaly’s middle market lending business would rank 22nd among the 43 BDCs in the S&P BDC index as of September 30, 2015. As Annaly has continued its diversification effort across asset classes, the credit focused business lines are now of meaningful size in the mREIT industry Annaly Market Cap Rank Dedicated Capital Agency 1 $9.4bn Commercial 10 $2.0bn Resi-Credit 27 $0.5bn #1 #10 #27 Annaly Business Units Among Mortgage REIT Industry Landscape

22 Annaly vs. Other Yield Investments Note: Market data from December 31, 2014 to January 29, 2016. Source: Bloomberg. Utilities represents the Russell 3000 Utilities Index. Equity REITs represents the FTSE NAREIT Equity REITs Index. MLPs represents the Alerian MLP Index. Asset Managers represents the averages of OAK, CG, BX, OZM, FIG, JNS, LM, KKR, ARES, and APO. Banks represent the KBW Bank Index. Despite recent volatility, Annaly has outperformed peers, as well as other yield focused investments 21% 2% 20% 27% (36%) (31%) (4%) 10% (50%) (40%) (30%) (20%) (10%) – 10% 20% 30% 40% Total Return Annaly mREIT Index Utilities Equity REITs MLPs Asset Managers Banks S&P

23 Utilities Equity REITs MLPs Asset Managers Banks NLY Agency Commercial Hybrid 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x -2.00 -1.50 -1.00 -0.50 0.00 0.50 1.00 1.50 2.00 2.50 P/B Valuation Total Return Sharpe Ratio Over the past two years, Annaly’s shareholders have earned a more attractive risk-adjusted return than the mortgage REIT universe and numerous other yield sectors Source: Bloomberg market data as of January 29, 2016. Agency peers include AGNC, HTS, CYS, ARR, CMO and ANH. Hybrid peers include TWO, NRZ, CIM, MFA, IVR, PMT, RWT, MTGE, NYMT, WMC, MITT, AMTG, DX and EARN. Commercial peers include STWD, CLNY, BXMT, STAR, ARI, RSO, NCT and ACRE. Utilities represents the Russell 3000 Utilities Index. Equity REITs represents the FTSE NAREIT Equity REITs Index. MLPs represents the Alerian MLP Index. Asset Managers represents the averages of OAK, CG, BX, OZM, FIG, JNS, LM, KKR, ARES, and APO. Banks represent the KBW Bank Index. Note: Total Return Sharpe Ratio represents the total return for the period of 12/31/2013 through 12/31/2015 divided by the standard deviation of the quarterly total return during that time. NLY Stability of Return – Market Sharpe Ratios Market Sharpe Ratio = 2yr Total Return Qtrly St. Dev of Return

24 0.7% 1.9% (0.1%) 0.8% 0.1% (0.4%) 0.0% 0.7% 1.2% 0.0% 0.4% 0.2% (0.5%) (0.2%) (1.0%) (0.5%) 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Annaly Weighted Peer Average Comparative Performance Annaly has generated an economic return of 16.2% between Q1 2014 and Q3 2015 vs. 14.0% for its Agency peers while operating at 70% of the average peer leverage Source: Company filings. Note: Peer Average includes AGNC, HTS, CYS, ARR, CMO, and ANH weighted by book value as of September 30, 2015. Economic Return per Unit of Leverage

25 0 10 20 30 40 50 60 (5.0%) – 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 VIX Index Total Return VIX Annaly mREIT Index Annaly vs. the VIX Source: Bloomberg. Weekly data from December 31, 2013 until January 29, 2016. Note: mREIT Index represents BBREMTG Index. During periods of heightened volatility Annaly has outperformed industry peers

26 The Annaly Track Record Annaly has paid out $13.7 billion in dividends since inception (1) Source: Bloomberg, weekly, October 10, 1997 through January 29, 2016. MSCI US REIT Index performance data begins June 17, 2005. (1) Source: Company filings and Bloomberg. (100%) 0% 100% 200% 300% 400% 500% 600% 700% Annaly S&P 500 Bloomberg mREIT Index MSCI US REIT Index S&P Financials Berkshire Hathaway Price AppreciationAnnaly(25%)554% 528% Berkshire Hathaway323% 0% 323% S&P 500101% 81% 182% MSCI US REIT Index29% 73% 102% Bloomberg mREIT Index(84%)171% 86% S&P Financials6% 48% 54% DividendsTotalReturn